SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2018, our Board of Directors appointed Dean Blythe to serve as a new member of the Board of Directors. Mr. Blythe is the Founder and Managing Partner of TDF Resources, an advisory and investment firm he founded in January 2009 that provides advisory, management, and transaction services to public and private companies across a wide spectrum of industries.  Mr. Blythe served on the Board of Directors of Journal Communications, Inc., an NYSE-listed company, from 2013 until its sale in 2015. Mr. Blythe served on the Board of Directors of Total Outdoor Corp. from 2011 to 2013 and served as its Co-President and Chief Financial Officer from 2012 to 2013. From 2001 to 2009, Mr. Blythe was with Harte-Hanks, Inc., a NYSE-listed direct and targeted marketing services company. He served in various roles at Harte-Hanks, including as a member of the Board of Directors, President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, Secretary, and Vice President – Legal. Prior to joining Harte-Hanks, Mr. Blythe served as Senior Vice President – Corporate Development & General Counsel of Hearst-Argyle Television, Inc., a NYSE-listed company, and its predecessor, Argyle Television, Inc. Mr. Blythe previously served on the Boards of Directors of Argyle Security, Inc., where he chaired its Audit Committee, and New Vision Television, Inc.

Mr. Blythe holds a Juris Doctor degree from Duke University and a Bachelor of Science degree from Miami University in Oxford, Ohio.

Mr. Blythe has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. We have agreed to compensate Mr. Blythe at a rate of $5,000 per quarter for his service as a Director, together with an additional $10,000 for committee service. As additional compensation for his service, we have granted Mr. Blythe 2,000,000 shares of common stock, which will vest as follows:

•	500,000 shares – vested immediately
•	500,000 shares – vested upon active board service through June 30, 2018
•	500,000 shares – vested upon active board service through September 30, 2018
•	500,000 shares – vested upon active board service through December 31, 2018

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: March 19, 2018

By: /s/ Michael Welch

Michael R. Welch

President and Chief Executive Officer

3